EXHIBIT 13 C1
SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes‑Oxley Act of 2002

Morgan Stanley ETF Trust

            In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended March 31, 2024 that is accompanied by this certification, the undersigned hereby certifies that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: May 21, 2024                                                    /s/ John H. Gernon
                                                                                    ---------------------------
                                                                                    John H. Gernon
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley ETF Trust and will be retained by Morgan Stanley ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                                                            EXHIBIT 13 C2
SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes‑Oxley Act of 2002

Morgan Stanley ETF Trust

            In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended March 31, 2024 that is accompanied by this certification, the undersigned hereby certifies that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: May 21, 2024                                                                /s/ Francis J. Smith
                                                                                    ----------------------
                                                                                    Francis J. Smith
                                                                                    Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley ETF Trust and will be retained by Morgan Stanley ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.